T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2005 Fund (the fund), formerly the T. Rowe Price Target Retirement 2005 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2005 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2005 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2005 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2010 Fund (the fund), formerly the T. Rowe Price Target Retirement 2010 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other

T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2010 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2010 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2010 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2015 Fund (the fund), formerly the T. Rowe Price Target Retirement 2015 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940

Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2015 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2015 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2015 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2020 Fund (the fund), formerly the T. Rowe Price Target Retirement 2020 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2020 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2020 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2020 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2025 Fund (the fund), formerly the T. Rowe Price Target Retirement 2025 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2025 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2025 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2025 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2030 Fund (the fund), formerly the T. Rowe Price Target Retirement 2030 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2030 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2030 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2030 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2035 Fund (the fund), formerly the T. Rowe Price Target Retirement 2035 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2035 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2035 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2035 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2040 Fund (the fund), formerly the T. Rowe Price Target Retirement 2040 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2040 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2040 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2040 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2045 Fund (the fund), formerly the T. Rowe Price Target Retirement 2045 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2045 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2045 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2045 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2050 Fund (the fund), formerly the T. Rowe Price Target Retirement 2050 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2050 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2050 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2050 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2055 Fund (the fund), formerly the T. Rowe Price Target Retirement 2055 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2055 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2055 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2055 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2060 Fund (the fund), formerly the

T.	Rowe Price Target Retirement 2060 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2060 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2060 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2060 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

Class Accounting

Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Effective February 1, 2016, the I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.